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FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 15, 2010

                        American Church Mortgage Company
                        (Exact name of registrant as specified in its charter)

           Minnesota                                                        33-87570                                                41-1793975
(State or other jurisdiction                                   (Commission                                       (IRS Employer
of incorporation)                                          File Number)                                  Identification No.)

         10237 Yellow Circle Drive, Minnetonka, MN                                                                             55343
(Address of principal executive offices)                                                                                        (Zip Code)

Registrant’s telephone number, including area code             (952) 945-9455

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                              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant's Certifying Accountant.

On April 15, 2010, American Church Mortgage Company (the "Registrant") dismissed Boulay, Heutmaker, Zibel & Co. P.L.L.P. ("BHZ") as the Registrant's independent auditors.  On April 15, 2010, the Registrant engaged Baker Tilly Virchow Krause, LLP ("Baker Tilly") as its successor independent audit firm.  The Registrant's dismissal of BHZ and engagement of Baker Tilly was approved by the Registrant's Board of Directors on April 15, 2010.

BHZ served as the Registrant's independent accountants to audit the Registrant's two most recent fiscal year ends. BHZ's reports on the Registrant's financial statements for each of those years (fiscal years ended December 31, 2008 and 2009) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal year ends (fiscal years ended December 31, 2008 and 2009) there were no disagreements with BHZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BHZ, would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has provided BHZ with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with filing of this Form 8-K.  The Registrant has requested that BHZ deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree.

BHZ's letter is filed herewith as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

16.1         Letter from Boulay, Heutmaker, Zibel & Co. P.L.L.P. to the Securities and Exchange Commission dated April 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Church Mortgage Company

Date:  April 20, 2010
By /s/ Philip J. Myers
    Chairman, President and Secretary

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